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Exhibit 10(ap)

January 8, 2001

AMENDMENT NUMBER ONE
TO THE
MAGELLAN HEALTH SERVICES, INC. 2000
EMPLOYEE STOCK PURCHASE PLAN

        Pursuant to the powers of amendment reserved in Section 18 of the Magellan Health Services, Inc. 2000 Employee Stock Purchase Plan (the "Plan"), Magellan Health Services, Inc. hereby amends the Plan as follows:

1.

        Section 12 of the Plan hereby is amended by deleting the second sentence thereof in its entirety and by substituting the following therefor:

        "The maximum number of shares that shall be made available for sale under the Plan shall be 1,500,000 shares, and the maximum number of shares available for sale in each Offering Period shall be determined by the Committee in its sole discretion, subject in each case to adjustment upon changes in capitalization of the Company as provided in Section 17."

2.

        This Amendment Number One shall be effective as of April 1, 2001.

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  Exhibit 10(ap)
AMENDMENT NUMBER ONE TO THE MAGELLAN HEALTH SERVICES, INC. 2000 EMPLOYEE STOCK PURCHASE PLAN